UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2023

Compass Minerals International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31921	36-3972986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9900 West 109th Street
Suite 100
Overland Park, KS 66210
(Address of principal executive offices)
(913) 344-9200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	CMP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
(d)    As Compass Minerals International, Inc. (the “Company”) previously reported in a Current Report on Form 8-K filed on February 21, 2023, at the Company’s Annual Meeting of Stockholders held on February 15, 2023, the Company’s stockholders approved, through a non-binding advisory vote, an annual frequency for the non-binding advisory vote to approve the compensation of the Company’s named executive officers. The sole purpose of this amendment is to disclose, in accordance with Item 5.07(d) of Form 8-K, that the Company has determined it will hold future non-binding advisory votes on an annual basis until the next vote by the Company’s stockholders on the frequency of the non-binding advisory vote to approve the compensation of its named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS MINERALS INTERNATIONAL, INC.

Date: June 30, 2023	By:	/s/ Lorin Crenshaw
Name: Lorin Crenshaw
Title: Chief Financial Officer